MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.
                                Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS February 28, 1999

DEAR SHAREHOLDER:

As of February 28, 1999, Morgan Stanley Dean Witter Liquid Asset Fund's net assets exceeded $17 billion, up 24 percent from one year earlier. The portfolio's average life was 78 days at the end of February and its annualized net investment income for the six-month period ended February 28 was 4.78 percent, while its 30-day moving average yield was 4.54 percent.

MARKET OVERVIEW

The U.S. economy maintained a healthy expansion over the course of the past six months as employment grew, income climbed and consumer confidence soared. Despite strong economic growth, however, inflation did not materialize, due largely to the continued turmoil in the Asian and emerging market economies. In late September, in order to try to ensure continued U.S. economic growth, members of the Federal Open Market Committee voted to reduce short-term rates and did so again in mid-October and mid-November. Through the end of the fiscal year the powerful U.S. economy continued to benefit from substantial economic expansion, with only moderate inflation and low levels of unemployment.

PORTFOLIO COMPOSITION, STRUCTURE AND PERFORMANCE

On February 28, 1999, approximately 51 percent of the Fund's portfolio was invested in high-quality commercial paper, 37 percent in U.S. federal agency discount notes and 12 percent in the short-term bank notes and negotiable certificates of deposit of financially strong commercial banks. At the end of February, approximately 82 percent of the Fund's holdings were due to mature in less than four months. Therefore, we believe the Fund is well positioned for stability of principal with a very high degree of liquidity.

The Fund has produced net yields above its peer group averages during recent years, aided in part by its well-above-average size and competitive expense structure. As always, we try to operate the Fund in a conservative style without the use of derivatives or structured notes,

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

which might fluctuate excessively as interest rates change. The Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

LOOKING AHEAD

We anticipate a slight moderation in the pace of economic activity later in 1999 with no major adverse surprises in the rate of inflation. Investment yields available to the Fund early in 1999 are likely to be somewhat lower than the averages achieved during the past several months.

We appreciate your ongoing support of Morgan Stanley Dean Witter Liquid Asset Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

PORTFOLIO OF INVESTMENTS February 28, 1999 (unaudited)

                                                                      ANNUALIZED
PRINCIPAL                                                              YIELD ON
AMOUNT IN                                                               DATE OF          MATURITY
THOUSANDS                                                              PURCHASE            DATE                VALUE
-------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER (51.9%)
             Banking (5.7%)
$  300,000   Bank One Corp. ........................................  4.89 - 5.15%  03/30/99 - 06/29/99   $   297,468,164
   250,000   Bankers Trust Corp. ...................................  5.68 - 5.73   03/01/99 - 03/26/99       249,651,740
   420,000   Wells Fargo & Co. .....................................  4.87 - 5.12   04/09/99 - 05/12/99       417,059,875
                                                                                                          ---------------
                                                                                                              964,179,779
                                                                                                          ---------------
             Construction/Agricultural Equipment/Trucks (0.3%)
    50,000   Deere (John) Capital Corp. ............................     4.85            04/06/99              49,746,139
                                                                                                          ---------------

             Consumer Sundries (0.4%)
    70,000   Procter & Gamble Co. ..................................     4.85            03/19/99              69,813,333
                                                                                                          ---------------

             Diversified Financial Services (9.0%)
   725,000   Associates Corp. of North America......................  4.84 - 5.08   04/20/99 - 06/17/99       717,318,167
   836,000   General Electric Capital Corp. ........................  4.85 - 5.69   03/04/99 - 11/15/99       823,352,127
                                                                                                          ---------------
                                                                                                            1,540,670,294
                                                                                                          ---------------
             Finance - Automotive (14.2%)
   602,000   Chrysler Financial Co. L.L.C. .........................  4.85 - 5.16   03/01/99 - 07/09/99       599,166,834
   200,000   DaimlerChrysler N.A. Holding Corp. ....................  5.12 - 5.24   03/03/99 - 03/25/99       199,578,056
   804,000   Ford Motor Credit Co. .................................  4.82 - 5.11   03/25/99 - 06/03/99       797,070,915
   825,000   General Motors Acceptance Corp. .......................  4.85 - 4.88   04/23/99 - 05/19/99       817,799,411
                                                                                                          ---------------
                                                                                                            2,413,615,216
                                                                                                          ---------------
             Finance - Consumer (4.4%)
   435,000   American Express Credit Corp. .........................  4.81 - 5.58   03/18/99 - 05/21/99       432,126,400
    35,000   Household Finance Corp. ...............................     4.83            03/19/99              34,906,472
   290,000   New Center Asset Trust.................................  4.88 - 4.92   05/24/99 - 05/28/99       286,565,950
                                                                                                          ---------------
                                                                                                              753,598,822
                                                                                                          ---------------
             Finance - Corporate (2.7%)
   215,000   CIT Group, Inc. .......................................  4.88 - 5.01   03/24/99 - 06/10/99       213,706,486
   250,000   Ciesco, L.P. ..........................................  4.86 - 4.89   05/13/99 - 06/07/99       247,118,805
                                                                                                          ---------------
                                                                                                              460,825,291
                                                                                                          ---------------
             International Banks (14.1%)
   300,000   ABN-AMRO North America Finance Inc. ...................  4.87 - 5.69   03/03/99 - 06/09/99       296,569,667
   450,000   Abbey National North America Corp. ....................  4.85 - 4.88   05/03/99 - 05/06/99       446,014,250
   150,000   Commerzbank U.S. Finance Inc. .........................     4.84            04/01/99             149,340,000
   595,000   Deutsche Bank Financial Inc. ..........................  4.88 - 4.94   03/18/99 - 04/29/99       590,896,653
    35,000   Dresdner U.S. Finance Inc. ............................     4.87            03/02/99              34,985,839
   745,000   Societe Generale N.A., Inc. ...........................  4.86 - 4.94   03/10/99 - 04/27/99       742,324,416
   140,000   UBS Finance (DE) Inc. .................................     4.89       04/07/99 - 04/08/99       139,260,742
                                                                                                          ---------------
                                                                                                            2,399,391,567
                                                                                                          ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

PORTFOLIO OF INVESTMENTS February 28, 1999 (unaudited) continued

                                                                      ANNUALIZED
PRINCIPAL                                                              YIELD ON
AMOUNT IN                                                               DATE OF          MATURITY
THOUSANDS                                                              PURCHASE            DATE                VALUE
-------------------------------------------------------------------------------------------------------------------------
             Retail (1.1%)
$  185,000   Sears Roebuck Acceptance Corp. ........................  4.87 - 4.93%  03/02/99 - 05/27/99   $   183,252,257
                                                                                                          ---------------

             TOTAL COMMERCIAL PAPER (Amortized Cost $8,835,092,698)....................................     8,835,092,698
                                                                                                          ---------------

             U.S. GOVERNMENT AGENCIES (36.9%)
   100,000   Federal Farm Credit Bank...............................  4.88 - 4.89   12/23/99 - 02/11/00        95,810,152
 1,295,000   Federal Home Loan Banks................................  4.66 - 5.52   03/22/99 - 02/17/00     1,274,422,236
 1,980,000   Federal Home Loan Mortgage Corp. ......................  4.71 - 5.06   03/05/99 - 07/29/99     1,965,798,614
 3,000,000   Federal National Mortgage Assoc. ......................  4.69 - 5.55   03/04/99 - 02/04/00     2,952,522,011
                                                                                                          ---------------

             TOTAL U.S. GOVERNMENT AGENCIES (Amortized Cost $6,288,553,013)............................     6,288,553,013
                                                                                                          ---------------

             SHORT-TERM BANK NOTES (7.7%)
   435,000   FCC National Bank......................................  4.89 - 5.10   03/29/99 - 06/30/99       435,000,000
   200,000   First Union National Bank..............................     5.22            03/30/99             200,000,000
   145,000   Mellon Bank, N.A. .....................................     4.88       05/17/99 - 06/29/99       145,000,000
   375,000   NationsBank, N.A. .....................................  4.88 - 5.12   03/11/99 - 06/28/99       375,000,000
   150,000   Wachovia Bank, N.A. ...................................  4.85 - 4.95   08/06/99 - 08/23/99       150,000,000
                                                                                                          ---------------

             TOTAL SHORT-TERM BANK NOTES (Amortized Cost $1,305,000,000)...............................     1,305,000,000
                                                                                                          ---------------

             CERTIFICATES OF DEPOSIT (4.4%)
    50,000   Chase Manhattan Bank (USA).............................     4.95            07/12/99              50,000,000
    45,000   First Tennessee Bank N.A. .............................     4.86            03/23/99              45,000,000
   100,000   Harris Trust & Savings Bank............................     4.84            03/25/99             100,000,000
   400,000   Morgan Guaranty Trust Co. of New York..................  4.92 - 5.12   03/10/99 - 03/17/99       400,000,000
   150,000   U.S. Bank, N.A. .......................................  4.85 - 4.92   05/24/99 - 07/08/99       150,000,000
                                                                                                          ---------------

             TOTAL CERTIFICATES OF DEPOSIT (Amortized Cost $745,000,000)...............................       745,000,000
                                                                                                          ---------------

             REPURCHASE AGREEMENT (0.1%)
    15,197   The Bank of New York (dated 02/26/99; proceeds
              $15,202,963) (a) (Identified Cost $15,196,948)........     4.75            03/01/99              15,196,948
                                                                                                          ---------------

             TOTAL INVESTMENTS (Amortized Cost $17,188,842,659)(b).............................  101.0%    17,188,842,659

             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS....................................   (1.0)      (167,024,013)
                                                                                                 ------   ---------------

             NET ASSETS........................................................................  100.0%   $17,021,818,646
                                                                                                 ======   ===============


---------------------
(a) Collateralized by $14,863,223 U.S. Treasury Note 6.50% due 05/31/01 valued at $15,500,887.
(b) Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (amortized cost $17,188,842,659).....  $17,188,842,659
Cash..................................           90,000
Receivable for:
    Interest..........................       13,254,847
    Capital stock sold................           27,452
Prepaid expenses and other assets.....          888,837
                                        ---------------

    TOTAL ASSETS......................   17,203,103,795
                                        ---------------

LIABILITIES:
Payable for:
    Capital stock repurchased.........      175,560,622
    Investment management fee.........        3,524,223
    Plan of distribution fee..........        1,320,230
Accrued expenses and other payables...          880,074
                                        ---------------
    TOTAL LIABILITIES.................      181,285,149
                                        ---------------

    NET ASSETS........................  $17,021,818,646
                                        ===============

COMPOSITION OF NET ASSETS:
Paid-in-capital.......................  $17,021,127,809
Accumulated undistributed net
 investment income....................          690,837
                                        ---------------

    NET ASSETS........................  $17,021,818,646
                                        ===============

NET ASSET VALUE PER SHARE,
 17,021,799,003 shares outstanding
 (25,000,000,000 shares authorized of
 $.01 par value)......................            $1.00
                                        ===============

STATEMENT OF OPERATIONS
For the six months ended February 28, 1999 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME..........................  $434,871,853
                                           ------------

EXPENSES
Investment management fee................    21,666,172
Transfer agent fees and expenses.........    17,087,927
Plan of distribution fee.................     7,660,585
Registration fees........................       768,468
Shareholder reports and notices..........       374,237
Custodian fees...........................       173,529
Professional fees........................        25,324
Directors' fees and expenses.............         9,000
Other....................................        67,145
                                           ------------

    TOTAL EXPENSES.......................    47,832,387
                                           ------------

    NET INVESTMENT INCOME................   387,039,466

    NET REALIZED GAIN....................        63,931
                                           ------------

NET INCREASE.............................  $387,103,397
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX       FOR THE YEAR
                                                      MONTHS ENDED           ENDED
                                                    FEBRUARY 28, 1999   AUGUST 31, 1998
---------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................   $   387,039,466    $   717,140,194
Net realized gain.................................            63,931             22,513
                                                     ---------------    ---------------

    NET INCREASE..................................       387,103,397        717,162,707
                                                     ---------------    ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................      (387,041,325)      (717,132,845)
Net realized gain.................................           (63,931)           (22,513)
                                                     ---------------    ---------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS.............      (387,105,256)      (717,155,358)
                                                     ---------------    ---------------

Net increase from capital stock transactions......     1,700,466,900      2,155,436,091
                                                     ---------------    ---------------

    NET INCREASE..................................     1,700,465,041      2,155,443,440
NET ASSETS:
Beginning of period...............................    15,321,353,605     13,165,910,165
                                                     ---------------    ---------------

    END OF PERIOD
    (Including undistributed net investment income
    of $690,837 and $692,696, respectively).......   $17,021,818,646    $15,321,353,605
                                                     ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Liquid Asset Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited) continued

$1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.325% to the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.30% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.275% to the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.25% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.248% to the portion of the daily net assets exceeding $17.5 billion.

Under the terms of the Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Directors determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), its affiliates and other selected broker-dealers under the Plan:
(1) compensation to, and expenses of, sales representatives and other employees of DWR and other selected broker-dealers including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparation, printing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited) continued

pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended February 28, 1999, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended February 28, 1999 aggregated $31,864,955,406 and $30,528,034,784, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 28, 1999 included in Directors' fees and expenses in the Statement of Operations amounted to $2,961. At February 28, 1999, the Fund had an accrued pension liability of $51,477 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock, at $1.00 per share, were as follows:

                                                                      FOR THE SIX       FOR THE YEAR
                                                                     MONTHS ENDED           ENDED
                                                                   FEBRUARY 28, 1999   AUGUST 31, 1998
                                                                   -----------------   ---------------
                                                                      (unaudited)
Shares sold.................................................         23,747,459,798     43,113,580,761
Shares issued in reinvestment of dividends and
 distributions..............................................            386,232,063        715,431,667
Shares issued in connection with the acquisition of Dean
 Witter Retirement Series -- Liquid Asset Series............             12,732,710                 --
                                                                    ---------------    ---------------
                                                                     24,146,424,571     43,829,012,428
Shares repurchased..........................................        (22,445,957,671)   (41,673,576,337)
                                                                    ---------------    ---------------
Net increase................................................          1,700,466,900      2,155,436,091
                                                                    ===============    ===============

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited) continued

6. ACQUISITION OF DEAN WITTER RETIREMENT SERIES -- LIQUID ASSET SERIES

As of the close of business on September 11, 1998, the Fund acquired all the net assets of Dean Witter Retirement Series -- Liquid Asset Series ("Retirement Liquid Asset") pursuant to a plan of reorganization approved by the shareholders of Retirement Liquid Asset on August 19, 1998. The acquisition was accomplished by a tax-free exchange of 12,732,710 shares of the Fund at a net asset value of $1.00 per share for 12,732,710 shares of Retirement Liquid Asset. The net assets of the Fund and Retirement Liquid Asset immediately before the acquisition were $15,729,214,021 and $12,732,710, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $15,741,946,731.

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                            FOR THE SIX                 FOR THE YEAR ENDED AUGUST 31,
                                                           MONTHS ENDED      ----------------------------------------------------
                                                         FEBRUARY 28, 1999     1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                            (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period...................       $  1.00        $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                              -------        -------    -------    -------    -------    -------
Net investment income from operations..................         0.024          0.052      0.050      0.050      0.053      0.030
Less dividends from net investment income..............        (0.024)        (0.052)    (0.050)    (0.050)    (0.053)    (0.030)
                                                              -------        -------    -------    -------    -------    -------
Net asset value, end of period.........................       $  1.00        $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                              =======        =======    =======    =======    =======    =======
TOTAL RETURN...........................................          2.38%(1)       5.29%      5.13%      5.15%      5.41%      3.07%
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................          0.59%(2)       0.61%      0.62%      0.63%      0.65%      0.70%
Net investment income..................................          4.78%(2)       5.11%      5.01%      5.02%      5.28%      3.02%

SUPPLEMENTAL DATA:
Net assets, end of period, in millions.................       $17,022         $15,321    $13,166    $11,389    $10,359     $8,492

---------------------
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOARD OF DIRECTORS
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
LIQUID ASSET FUND


[MORGAN STANLEY GRAPHIC]


SEMIANNUAL REPORT
FEBRUARY 28, 1999